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                                                                  EXHIBIT (n)(1)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the references to our Firm in the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 of Royce Value Trust, Inc.

                                          /s/TAIT, WELLER & BAKER
                                          -----------------------------
                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 8, 1998




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